UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: October 6, 2005
(Date of earliest event reported)
FORD MOTOR CREDIT COMPANY
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-6368	38-1612444
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 313-322-3000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
EXHIBITS
SIGNATURE
EXHIBIT INDEX
Form 8-K dated October 6, 2005 of Ford Motor Company
Exhibits to Form 8-K dated October 6, 2005 of Ford Motor Company

Item 8.01. Other Events.
     Ford Motor Company’s Current Report on Form 8-K dated October 6, 2005, filed as Exhibit 99.1 hereto, concerning agreements entered into between Ford Motor Company and Visteon Corporation, and Standard & Poor’s Ratings Services’s announcement that it has placed Ford Motor Company and Ford Motor Credit Company on CreditWatch with negative implications, is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
EXHIBITS

Designation	Description	Method of Filing

Exhibit 99.1	Form 8-K dated
October 6, 2005 of
	Ford Motor Company.	Furnished with this Report

Exhibit 99.2	Exhibits to Form 8-K dated
October 6, 2005 of
	Ford Motor Company.	Furnished with this Report

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR CREDIT COMPANY (Registrant)
Date: October 6, 2005	By:	/s/ Corey MacGillivray
Corey MacGillivray
Assistant Secretary

EXHIBIT INDEX

Designation	Description

Exhibit 99.1	Form 8-K dated
October 6, 2005 of
Ford Motor Company.

Exhibit 99.2	Exhibits to Form 8-K dated
October 6, 2005 of
Ford Motor Company.